UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  July 19, 2005

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

             0-20852                                     16-1387013
             -------                                     ----------
    (Commission File Number)                (I.R.S. Employer Identification No.)

                 2000 Technology Parkway, Newark, New York 14513
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.  Regulation FD Disclosure.

Ultralife Batteries, Inc. (the "Company") has received an order valued at approximately $900,000 for its HiRate(R) D-size lithium cells from a German battery assembler for man-pack radio batteries to be supplied to Germany's Federal Office of Defense Technology and Procurement. Cell deliveries are expected to begin in August and will continue into the 2nd quarter of 2006. The Company's press release is attached as Exhibit 99.1 to this Form 8-K, and the information set forth therein is furnished under Item 7.01.


Item 9.01.  Financial Statements, Pro Forma Financials and Exhibits.

       (a)   Financial Statements of Business Acquired.

             Not applicable.

       (b)   Pro Forma Financial Information.

             Not applicable.

       (c)   Exhibits.

             99.1     Press Release dated July 19, 2005.




                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ULTRALIFE BATTERIES, INC.

Dated:  July 19, 2005                     By: /s/Robert W. Fishback
                                              ----------------------------------
                                              Robert W. Fishback
                                              Vice President Finance & Chief
                                              Financial Officer


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                                INDEX TO EXHIBITS

(99)   Additional Exhibits

       99.1    Press Release dated July 19, 2005.


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